THE INDUSTRY'S LEADER IN SUPERIOR BROAD SPECTRUM CBD PRODUCTS

cbdMD


cbdMD
PREMIUM
FREEZE
1500
FREEZE
750
REVIVE
300
CBD OIL
3000 MG
CBD OIL
450 MG
CBD OIL
1500 MG
GUMMIES
750 MG
RECOVER
750
RECOVER
1500

July 2020

cbdMD

SUPERIOR CBD. SUPERIOR YOU.

MISSION STATEMENT

To enhance the overall quality of life while bringing CBD education, awareness, and accessibility to all.

QUALITY | INNOVATION | COMMITMENT | PASSION | INTEGRITY

FORWARD LOOKING STATEMENTS

cbdMD.com

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes." These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond cbdMD, Inc.'s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in cbdMD, Inc.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2019 and Part II, Item 1A. Risk Factors appearing in its Quarterly Report on Form 10-Q for the period March 31, 2020, both as filed with the Securities and Exchange Commission (the "SEC"), and our other filings with the SEC. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of cbdMD, Inc. and are difficult to predict. cbdMD, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this press release.

cbdMD.com


CH3
OH
H3C
H3C
OH
CH3
50 ml
VOL. APPROX
50
20

100% U.S. GROWN

Our CBD is sourced domestically from hemp grown pursuant to the 2018 Farm Bill.

HYBRID BROAD SPECTRUM MANUFACTURING PROCESS

With our innovative hybrid manufacturing process, we are able to preserve valuable terpenes and other beneficial compounds and cannabinoids.

THIRD PARTY TESTING

We provide third-party lab results to ensure nothing but the highest quality premium CBD oil in every batch.

CERTIFICATION

- Our Charlotte, NC manufacturing facility is NSF GMP registered & NASC certification is in process.
- Obtaining the NASC certification increases opportunities of Paw CBD acceptance and product placement in traditional retail locations.

cbdMD.com

Why Superior Broad Spectrum?

Our innovative Superior Broad Spectrum formula expertly combines the purest hemp extracts, containing CBD, CBG and CBN. With the addition of terpenes, we have created a far more enhanced CBD product that delivers on maintaining the perfect balance of health and wellness. Not only does our Superior Broad Spectrum redefine the industry standard for quality, it also retains no detectable THC levels while sustaining consistency with the concentration levels of wholesome cannabinoids.

cbdMD boldly blazes a brand-new trail in the industry landscape by rewriting the current, outdated principles of CBD manufacturing. And while others are easily satisfied with the way CBD production has been, cbdMD further expands its boundaries with our formula that isn't found anywhere else.

– **a Superior CBD for a Superior You.**

VERTICALLY INTEGRATED FROM SEED TO SALE

cbdMD.com

At cbdMD, we are committed to quality product production and testing transparency. This all starts with premium source material combined with our innovative Superior Broad Spectrum formula, powered by the numerous plant properties found in hemp.

Following production, every batch undergoes a robust test procedure that includes both in-house and third-party testing. All vendors must first be verified through our Supplier Verification program. All in-coming ingredients are then tested for identity, purity, and contaminants by an accredited third-party, independent lab. We then test each batch thoroughly throughout the production process while in-house, and stamp our final approval only after undergoing another accredited third-party lab to verify that our products match our unique specifications.

cbdMD.com


72%*
E-Commerce
cbdMD.com
28%*
Wholesale
& Retail

*Fiscal Quarter ended March 31, 2020

2020 NET SALES CHANNEL TREND

- 75% E-Commerce
- 25% Wholesale & Retail

From April 2019 to May 2020, e-commerce sales have grown from 60% to a high of 83% of overall sales

Source: Magento Daily Sales Tracker

cbdMD.com

Feb 1, 2020 - Feb 29, 2020

MELTWATER MEDIA INTELLIGENCE

Category: Share of Voice by Reach

1. **cbdMD**
2. CW Hemp
3. Green Roads World
4. CBDistillery
5. Hemp Bombs

Category: Share of Voice by Volume

1. **cbdMD**
2. CW Hemp
3. Hemp Bombs
4. Green Roads World
5. Diamond CBD

Category: Competitive Media Exposure

1. **cbdMD**
2. CW Hemp
3. Bluebird Botanicals
4. Nuleaf Naturals
5. Diamond CBD

BRIGHTFIELD GROUP

Category: Unaided Awareness

1. **cbdMD**
2. Charlotte's Web
3. CBDistillery
4. Green Roads World
5. PlusCBD Oil

Category: Product Effectiveness

1. **cbdMD**
2. CBDistillery
3. Barlean's
4. CBDFx
5. Garden of Life

Source: Meltwater Insight Report/Brightfield Group

cbdMD #1: SHARE OF VOICE BY VOLUME

cbdMD.com



5%
7%
8%
9%
12%
50%

cbdMD	1,800
CW Hemp	424
Hemp Bombs	309
Green Roads	299
Diamond CBD	241
Nuleaf Naturals	186
Bluebird Botanicals	164
Pure Kana	115
CBDistillery	59
Lazarus Naturals	14

Share of Voice by Volume - Feb 1, 2020 - Feb 29, 2020

Source: Meltwater Insight Report

cbdMD #1: SHARE OF VOICE BY REACH

cbdMD.com


27%
24%
15%
12%
8%
5%

cbdMD	472M
CW Hemp	417M
Green Roads	274M
CBDistillery	211M
Hemp Bombs	146M
Nuleaf Naturals	92.9M
Lazarus Natural	79.4M
Diamond CBD	35M
Pure Kana	24.1M
Bluebird Botanicals	18.7M

Share of Voice by Reach - Feb 1, 2020 - Feb 29, 2020

Source: Meltwater Insight Report

cbdMD SOCIAL MEDIA DOMINANCE

cbdMD.com

- cbdMD has the largest total social media reach of all CBD competitors (Instagram, Facebook, and Twitter combined)
- Average reach of over **25,000** people per Instagram post in 2020 (vs. 23,000 per post in 2019)
- Peak Instagram posts have reached more than **55,000** people
- Social media brought nearly **50,000** new users to cbdMD.com since the beginning of 2020



244,178
199,110
124,283
110,165
101,348
62,566
cbdMD
CBD FX
CW HEMP
PURE KANA
GREEN ROADS
MEDTERRA

As of June 23, 2020

Data source: Google Analytics, Instagram, Facebook, Twitter

cbdMD #1: PRODUCT EFFECTIVENESS

cbdMD.com

cbdMD has the highest effectiveness rating among all brands and nearly all purchasers (89%) are satisfied



Effectiveness
Total Satisfaction
cbdMD 78.2% 17.3% 95.5%
CBDistillery 80.1% 13.2% 93.3%
Barlean's 85.2% 7.0% 92.2%
CBDFx 66.8% 31.0% 91.0%
Garden of Life 57.2% 18.8% 88.2%
Charlotte's Web 68.1% 19.0% 87.1%
Elixinol 71.9% 15.1% 87.0%
Diamond CBD 58.5% 28.0% 86.5%
Nature's Plus 61.2% 24.4% 85.6%
Irwin Naturals 56.8% 27.9% 84.7%
Curaleaf 73.1% 10.9% 84.0%
Mary's Nutritional 65.5% 18.3% 83.8%
Bluebird Botanicals 49.6% 33.6% 83.2%
Green Roads World 61.1% 21.6% 82.7%
Social CBD 64.6% 13.8% 78.4%
PlusCBD Oil 58.4% 19.1% 77.5%
Sagely Naturals 60.8% 14.5% 75.3%
Medterra 51.2% 22.6% 73.8%
Satisfied
Somewhat

Source: Brightfield Group via consumer survey panel August/September 2019 of 3500 respondents age 21+ screened for CBD usage in the past 12 months

cbdMD #2: PRICE SATISFACTION

cbdMD.com

cbdMD rises to top for price satisfaction


Price
Total Satisfaction
Barlean's 86.0% 7.8% 93.8%
cbdMD 63.9% 23.5% 87.4%
Elixinol 66.4% 19.2% 83.6%
Social CBD 55.4% 26.4% 81.8%
Green Roads World 64.3% 18.8% 81.1%
Mary's Nutritional 64.1% 15.5% 79.6%
CBDFx 64.9% 14.3% 79.2%
Irwin Naturals 54.4% 23.0% 77.4%
Charlotte's Web 50.3% 25.5% 75.8%
PlusCBD Oil 53.6% 21.8% 75.4%
Curaleaf 53.0% 22.2% 75.2%
Garden of Life 50.9% 24.0% 74.9%
Nature's Plus 51.1% 21.9% 73.0%
CBDistillery 46.6% 25.4% 72.0%
Sagely Naturals 62.4% 9.4% 71.8%
Diamond CBD 48.3% 18.6% 66.9%
Bluebird Botanicals 41.4% 12.1% 53.5%
Medterra 38.7% 14.3% 53.0%
Satisfied
Somewhat

Source: Brightfield Group via consumer survey panel August/September 2019 of 3500 respondents age 21+ screened for CBD usage in the past 12 months

cbdMD.com

With 140+ destinations across North America and over 2 million memberships, Life Time has encompassed healthy living, healthy work, and healthy entertainment by providing its members with an unmatched health and wellness experience.


BUBBA WATSON
SUPERIOR CBD. SUPERIOR YOU.
cbdMD
LOLO JONES
SUPERIOR CBD. SUPERIOR YOU.
cbdMD
LIFE TIME
ATHLETIC
FE CAFE
LIFE SPA

BIGGEST NAMES IN SPORTS TRUST cbdMD

cbdMD.com


PING


PING
cbdMD
FREEZE
750


PING

BUBBA WATSON

PROFESSIONAL GOLFER

12 PGA Tour Victories

Winner of 2012 Masters

Winner of 2014 Masters

FIGHTERS TRUST cbdMD

cbdMD.com


privateinternetaccess
cbdMD
DAZN

cbdMD BELLATOR MMA

OFFICIAL CBD PARTNER OF BELLATOR MMA

BARSTOOL SPORTS

cbdMD.com


PODCAST

Comprehensive media partnership with Barstool Sports, a sports and pop culture media company founded by Dave Portnoy.


cbdMD
PREMIUM
CBD OIL
1500MG

cbdMD.com


PAIN RELIEVING GEL
cbdMD
PREMIUM
FREEZE
750
PAIN RELIEF FROM:
BACKACHES
SORE MUSCLES
JOINT PAIN
cbdMD
FREEZE
1500
MOISTURIZING LOTION
cbdMD
PREMIUM
REVIVE
300
HYDRATION FORMULA
COCONUT OIL
ALOE VERA
ESSENTIAL OILS
SOFTGEL CAPSULES
cbdMD
PREMIUM
CBD OIL
3000 MG
CAPSULES
cbdMD
PREMIUM
CBD OIL
450 MG
CAPSULES
cbdMD
PREMIUM
CBD OIL
1500 MG
TROPICAL MIX
cbdMD
CBD
GUMMIES
750 MG
25 MG CBD / GUMMY
cbdMD
PREMIUM
CBD OIL
1500 MG
cbdMD
CBD OIL
cbdMD
CBD PM
PAIN RELIEVING FORMULA
cbdMD
PREMIUM
RECOVER
750
PAIN RELIEVING FORMULA
cbdMD
PREMIUM
RECOVER
1500
RELIEF FROM:
BACKACHES
SORE MUSCLES
JOINT PAIN

PURE CBD
THC FREE
MADE IN USA

* THC-free is defined as below the level of detection using valid scientific analytical tools.

paw cbd™



USA MADE
Veterinarian Formulated CBD Treats
paw cbd
Peanut Butter
CBD TREATS
paw cbd
CALMING OIL
250 mg
paw cbd
CBD OIL
5000 mg
paw cbd
CALMING CHEWS
600 mg
paw cbd
CBD-INFUSED
PEANUT BUTTER
150 mg
paw cbd
SOFT CHEWS
300 mg
paw cbd
CBD OIL
150 mg
paw cbd
CBD OIL
300 mg
USA MADE
Veterinarian Formulated CBD Treats
paw cbd
Baked Cheese
CBD TREATS
600 mg
30 Pieces

Unleash Your Pet's Potential.

CBD ADVOCACY

cbdMD.com

NATIONAL HEMP DAY
cbdMD

February 4

cbdMD
OFFICIAL FOUNDERS OF
National
CBD DAY

August 8

NATIONAL CBD MONTH
OFFICIAL FOUNDER
cbdMD

January

National
HEMP MONTH
cbdMD
OFFICIAL FOUNDER

July

NATIONAL CBD
PET MONTH

October

Team cbdMD


MAKUA ROTHMAN
Pro Surfer
American Big Wave Rider
78k Instagram Followers
STEVE SMITH, Sr.
Former Pro Wide Receiver
5x Pro Bowler
BUBBA WATSON
Pro Golfer
2-time Masters Champion
817k Instagram Followers
AUSTIN KEEN
Pro Skimboarder
Pro Wakesurfer
World Champion of Skimboarding
664k Instagram Followers
DANIEL CORMIER
MMA Fighter
Former Heavyweight & Light Heavyweight Champion
2.5M Instagram Followers

QUARTERLY REVENUE GROWTH

cbdMD.com


$5.67M
$8.0M
$9.5M
$10.14M
$9.4M
Quarter Ending March 31 2019
Quarter Ending June 30 2019
Quarter Ending Sept 30 2019
Quarter Ending Dec 31 2019
Quarter Ending March 31 2020

KEY METRICS

cbdMD.com

Common Shares	YCBD
8% Series Accumulative Convertible Preferred	YCBD.PR.A
Exchange	NYSE American
Recent Common Price	$1.64
52 Week Range [1]	$.50 - $6.38
Common Shares Outstanding [2,3]	51.34M
Market Cap [1]	$84.2M
FY End	Sept. 30

[1] as of 6/10/20/20.

[2] Excludes up to 833,500 Shares of common stock issuable upon conversion of 500,000 shares of 8% Series A Cumulative Convertible Preferred stock.

[3] Excludes up to 10,122,208 in potential earn-out shares.

* SHARE OWNERSHIP



64%
Public Float
36%
Management & Insiders

*As of 06/10/2020

Source: FactSet Research Systems, Inc.

cbdMD.com

LEADERSHIP TEAM



MARTIN A. SUMICHRAST
co-CEO
& Chairman of the Board



SCOTT COFFMAN
co-CEO, President
& Board Member



MARK ELLIOTT
Chief Financial Officer

BOARD OF DIRECTORS



BAKARI SELLERS
Attorney, political analyst CNN,
former member South Carolina
House of Representatives



PETER J. GHILONI
Former Chief Executive of
Swisher International, Inc.



SCOTT G. STEPHEN
Current Chief Growth Officer
of Guaranteed Rate Mortgage, Inc.



WILLIAM F. RAINES III
Current President of
DataTech Global, LLC.

cbdMD.com

INVESTOR RELATIONS:

John Weston
john.weston@cbdMD.com
704-445-3060
ext. 1103

PUBLIC RELATIONS:

Lauren Greene
lauren.greene@cbdMD.com
843-743-9999